Exhibit 3.355

Delaware	Page 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “INSIGHT MIDWEST, L.P.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF LIMITED PARTNERSHIP, FILED THE TWENTY-EIGHTH DAY OF SEPTEMBER, A.D. 1999, AT 6:30 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE THIRD DAY OF JANUARY, A.D. 2001, AT 11:30 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED PARTNERSHIP, “INSIGHT MIDWEST, L.P.”.

/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State
3103515 8100H SR# 20165696076	Authentication: 202954120 Date: 09-08-16
You may verify this certificate online at corp.delaware.gov/authver.shtml

09/28/99	18:37	DOW, LOHNES & ALBERTSON g 302 674 8340	NO. 727 P002

CERTIFICATE OF LIMITED PARTNERSHIP

FOR

INSIGHT MIDWEST, L.P.

THE UNDERSIGNED, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

FIRST: The name of the limited partnership is Insight Midwest, L.P. (the “Partnership”).

SECOND: The name and address of the registered agent for the Partnership is The Corporation Trust Company, 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware.

THIRD: The name and mailing address of the general partner for the Partnership is Insight Communications Company, L.P., 126 E. 56th Street, New York, New York 10022.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership, this 24th day of September, 1999.

INSIGHT COMMUNICATIONS COMPANY, L.P., General Partner of Insight Midwest, L.P.

By:	Insight Communications Company, Inc., its general partner

By:	/s/ Kim D. Kelly
Name: Kim D. Kelly
Title: Executive Vice President

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 06:30 PM 09/28/1999 991408379 – 3103515

FAX	State of Delaware - Division of Corporations DOCUMENT FILING SHEET

Priority 1 (Two Hr. Service)	Priority 2 (Same Day)	Priority 3 (24 Hour)	Priority 4 (Must Approvals)	Priority 5 (Reg. Approvals)	Priority 6 (Reg. Work)

DATE SUBMITTED	January 3, 2000
REQUESTOR NAME	THE CORPORATION TRUST COMPANY	FILE DATE	January 3, 2001
ADDRESS	WILM/ Mickey M. Grabowski /ler	FILE TIME	11:30 a.m.

ATTN.
PHONE

NAME of COMPANY/ENTITY     Insight Midwest, L.P.

010004030	3103515	9000010
SRV NUMBER	FILE NUMBER	FILER’S NUMBER	RESERVATION NO.

TYPE OF DOCUMENT Amendment	DOCUMENT CODE 17-202

CHANGE of NAME CHANGE of AGENT/OFFICE CHANGE OF STOCK

CORPORATIONS
FRANCHISE TAX YEAR	$

FILING FEE TAX	$

RECEIVING & INDEXING	$

CERTIFIED COPIES NO. one	$

SPECIAL SERVICES	$

KENT COUNTY RECORDER	$

NEW CASTLE COUNTY RECORDER	$

SUSSEX COUNTY RECORDER	$

TOTAL	$

METHOD of RETURN
MESSENGER/PICKUP
FED. EXPRESS Acct.#
REGULAR MAIL
FAX No.
OTHER

COMMENTS/FILING INSTRUCTIONS
*

CREDIT CARD CHARGES
You have my authorization to charge my credit card for this service:
- - - Exp. Date
Signature Printed Name

XX	AGENT USE ONLY	INSTRUCTIONS
	*3496599	1.	Full shade in the required Priority square using a dark pencil or marker, staying within the square.

		2.	Each request must be submitted as a separate item, with its own Filing sheet as the FIRST PAGE.

STATE OF DELAWARE

AMENDMENT TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

INSIGHT MIDWEST, L.P.

It is hereby certified that:

FIRST: The name of the limited partnership (hereinafter called the “partnership”) is Insight Midwest, L.P.

SECOND: Pursuant to provisions of Section 17-202, Title 6, Delaware Code, Article 3 of the Certificate of Limited Partnership is amended as follows:

THIRD: The name and mailing address of the general partner for the Partnership is Insight Communications Company, L.P., 810 7th Avenue, 41st Floor, New York, NY 10019.

[END OF PAGE. SIGNATURE PAGE FOLLOWS.]

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
DCLIB01:1290185-1	FILED 11:30 AM 01/03/2001
010004030 – 3103515

Signed on this 2nd day of January, 2001.

BY:	INSIGHT COMMUNICATIONS COMPANY, L.P., its general partner

BY:	Insight Communications Company, Inc., its general partner

/s/ Elizabeth M. Grier
	Name:	Elizabeth M. Grier
	Title:	V.P. Administration

DCLIB01:1290185-1